Second Amendment
to
Second Amended and Restated Operating Agreement
of
GreenSky Holdings, LLC

Effective as of September 14, 2021, the undersigned, constituting the Manager and holders of a majority of the Common Units of GreenSky Holdings, LLC, a Georgia limited liability company (the "**Company**"), in accordance with Section 14.3 of the Operating Agreement, hereby approve the amendment to, and hereby amend, the Second Amended and Restated Operating Agreement, as previously amended effective August 24, 2018 (the "**Operating Agreement**") of the Company by adding thereto, in its proper place with a corresponding change to the table of contents, the following:

> Section 2.12 Waiver of Dissenters' Rights. The Members of the Company shall not have dissenters' rights under Article 10 of the Act.

The Manager of the Company is authorized to incorporate the foregoing amendment into an amended and restated version of the Operating Agreement, at which point such amended and restated version of the Operating Agreement shall thereafter constitute the operating agreement of the Company.

Except as amended hereby, the Operating Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of date set forth above.

GreenSky, Inc.,
As Manager and Member

By: ______________________
Gerald Benjamin, Vice Chairman

Founder Technology Investors, LLC,
As Member

By: ______________________
David Zalik, Manager

Financial Technology Investors, LLC,
As Member

By: ______________________
David Zalik, Manager

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of date set forth above.

GreenSky, Inc.,
As Manager and Member

By: ____________________________
Gerald Benjamin, Vice Chairman

Founder Technology Investors, LLC,
As Member

By: ____________________________
David Zalik, Manager

Financial Technology Investors, LLC,
As Member

By: ____________________________
David Zalik, Manager